Fourth-Quarter 2019 Results February 13, 2020 Exhibit 99.2

Q4 2019 Conference Call Details Live Webcast February 13, 2020 10:00 AM ET Dial-In Number (866) 209-9085 Domestic (647) 689-5687 International Webcast at www.altramotion.com Replay Through February 27, 2020 (800) 585-8367 Domestic (416) 621-4642 International Conference ID: 4765115 Webcast Replay at www.altramotion.com

Safe Harbor Statement Forward-Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, the statements under “Business Outlook,” our expectations regarding remaining on track to deliver anticipated synergy targets by year four following the acquisition of the A&S business, statements regarding the uncertainty of global industrial economic recovery and its effect on our 2020 guidance, including statements regarding expected sales below 2019 with significant decline in the first half of 2020 due to difficult comparisons and the potential for returning to positive growth by the second half of 2020, statements regarding cost containment and de-levering the balance sheet with strong cash flow remaining a top priority for the Company, anticipations regarding shifting focus to capture sales synergies in support of the Company’s efforts to accelerate topline growth, our plans to continue implementing a best in class business system, our expectations regarding the Company’s ability to drive cost out of the business and manage the balance sheet to position the Company to have a strong operating leverage when the market returns, and the Company’s guidance for the full year 2020. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in political and economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, and the effects of tariffs and other trade actions taken by the United States and other countries (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, including cyber-attacks or other security breaches, and failure to comply with data privacy laws or regulations, (18) risks associated with our debt leverage, (19) risks associated with restrictions contained in the agreements governing the Notes and the Altra Credit Facilities, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our ERP system, (23) risks associated with the Svendborg, Stromag, and A&S acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements we have with suppliers, (25) risks related to our relationships with strategic partners, (26) our ability to offset increased commodity and labor costs with increased prices, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28) risks associated with interest rate swap contracts, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) risks related to our acquisition of A&S, including (a) the possibility that we may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate A&S, (b) expected or targeted future financial and operating performance and results, (c) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintain relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (d) our ability to retain key executives and employees, (e) slowdowns or downturns in economic conditions generally and in the markets in which the A&S businesses participate specifically, (f) lower than expected investments and capital expenditures in equipment that utilizes components produced by us or A&S, (g) lower than expected demand for our or A&S’s repair and replacement businesses, (h) our ability to successfully integrate the merged assets and the associated technology and achieve operational efficiencies, (i) the integration of A&S being more difficult, time-consuming or costly than expected, (j) the inability to undertake certain corporate actions that otherwise could be advantageous to comply with certain tax covenants, (k) potential unknown liabilities and unforeseen expenses related to the acquisition and (l) the impact on our internal controls and compliance with the regulatory requirements under the Sarbanes-Oxley Act of 2002, (33) the risk associated with the UK’s departure from the European Union, (34) Altra’s ability to achieve the efficiencies, savings and other benefits anticipated from its cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (35) the risks associated with transitioning from LIBOR to a replacement alternative reference rate, and (36) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda and Speakers Executive Overview Strategic Highlights Market Review Q4 Financial Review 2020 Guidance Strategic Priorities Q&A Carl Christenson Chairman & Chief Executive Officer Christian Storch Vice President & Chief Financial Officer

Q4 2019 Executive Overview Sales of $441.9 were in line with expectations, compared with $469.2 million in Q4 2018; Organic sales were down 4.8% on a pro forma basis due to softer demand in several end markets and difficult comps* Cost-reduction & synergy initiatives supported strong earnings Earnings of $0.58 per diluted share, versus a loss of $0.08 per diluted share, in Q4 2018 Non-GAAP Earnings of $0.66 per diluted share versus $0.65 per diluted share, in Q4 2018* Strong operating performance despite macro-economic headwinds & topline pressure 36% Q4 ‘19 GAAP Gross Margin 16% Q4 ‘19 Non-GAAP Operating Margin* 20% Q4 ‘19 Non-GAAP adjusted EBITDA Margin* *See appendix for discussion and reconciliation of non-GAAP measures

2019 Strategic Highlights Achieved best-in-class cash management $201.7M Free Cash Flow in 2019* Advanced goal of de-levering balance sheet $130M debt paid in 2019 Exited year with 3.8x net debt to Non-GAAP adjusted EBITDA* Exceptional progress with A&S integration Completed tactical integration ahead of schedule Integrating ABS best practices across the organization Exceeded cost synergy target $15.0M cost synergies captured in 2019 On track to deliver $52M synergies by year four Continued momentum advancing our strategic priorities *See appendix for discussion and reconciliation of non-GAAP measures

Q4 2019 Key End-Market Drivers Transportation sales were up slightly on a sequential basis but down mid-single digits compared to the year-ago quarter Factory Automation & Specialty Machinery down low double digits due to tough comps, de-stocking and softness in China; industrial markets stabilizing Metals down mid-single digits due to slowing in automotive and fewer capital projects, offset in part by strong aftermarket demand Distribution sales down mid-single digits due to softness across all markets Turf & garden down mid-single digits Ag down high double digits Medical up low single digits; expected to continue as a growth engine Energy market up low single digits with growth in wind, oil & gas, power generation Mining up double digits based on strong aftermarket parts activity Aerospace & Defense up low single digits, strong commercial demand offset moderate defense declines

Q4 2019 Financial Highlights YOY Q4 2019 Q4 2018 Sales -5.8% $441.9M $469.2 Organic Growth * (4.8%) FX (100 bps) GAAP Diluted EPS NM $0.58 ($0.08) Non-GAAP Diluted EPS* 2% $0.66 $0.65 Non-GAAP Income from Operations* -40 bps 16.4% 16.8% Non-GAAP Gross Profit* 20 bps 35.6% 35.4% Non-GAAP Adjusted EBITDA Margin* -10 bps 20.2% 20.3% *See appendix for discussion and reconciliation of non-GAAP measures

Balance Sheet Highlights Paid down $130 million of debt in FY2019 Returned $44.3 million to shareholders in FY2019 via dividend No share repurchases in 2019 Paying down debt and de-levering balance sheet are top priorities *See appendix for discussion and reconciliation of non-GAAP measures

2020 Guidance FY2020 Sales $1,720 to $1,770 million GAAP Diluted EPS $1.53 to $1.67 Non-GAAP Diluted EPS* $2.40 to $2.60 Non-GAAP Adjusted EBITDA* $340 to $360 million Capital Expenditures $45 to $50 million Depreciation and Amortization $125 to $132 million Tax Rate (before discrete items) 22% to 24% *See appendix for discussion and reconciliation of non-GAAP measures

2020 Priorities to Drive Shareholder Value Capitalize on the Opportunity to Drive Substantial Value Creation Leverage power of ‘New Altra’; deliver $52 million synergies De-lever and strengthen the balance sheet through strong free cash flow generation * Allocate resources to long term growth opportunities *See appendix for discussion and reconciliation of non-GAAP measures

*Discussion of Non-GAAP Measures The non-GAAP financial measures used in this release are utilized by management in comparing our operating performance on a consistent basis. We believe that these financial measures are appropriate to enhance the overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. We believe that these measures provide important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations as well as insight into the compliance with our debt covenants. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to our GAAP results has been provided in the financial tables included in this press release.   Organic Sales Organic sales in this release excludes the impact of foreign currency translation.    Non-GAAP Net Income, Non-GAAP income from operations, Non-GAAP Diluted earnings per share, Non-GAAP operating income margin, and Non-GAAP Net Income and Non-GAAP Diluted EPS Guidance Non-GAAP net income, non-GAAP income from operations, non-GAAP diluted earnings per share, and non-GAAP net income and non-GAAP diluted earnings per share guidance exclude acquisition related amortization, acquisition related costs, acquisition related stock compensation costs, restructuring and consolidation costs and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non-GAAP operating income margin is calculated by dividing Non-GAAP income from operations by GAAP Net Sales.   Non-GAAP gross profit Non-GAAP gross profit excludes amortization of inventory fair value adjustment. Non-GAAP gross profit margin is calculated by dividing Non-GAAP gross profit by GAAP Net Sales.   Non-GAAP adjusted EBITDA and Non-GAAP adjusted EBITDA guidance Adjusted EBITDA represents earnings before interest, taxes, depreciation, acquisition related amortization, acquisition related costs, restructuring costs, stock-based compensation, asset impairment and other income or charges that management does not consider to be directly related to the Company’s core operating performance.   Non-GAAP adjusted EBITDA and Non-GAAP Adjusted EBITDA Margin Non-GAAP adjusted EBITDA Margin is calculated by dividing Non-GAAP adjusted EBITDA by GAAP Net Sales.   Non-GAAP Free cash flow Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities.   Non-GAAP operating working capital Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories.   Net Debt Net debt is calculated by subtracting cash from total debt.

Appendix Non-GAAP Measures *

Appendix Non-GAAP Measures *

Non-GAAP Adjusted EBITDA*